                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                          Date of Report: July 2, 1999


                            HEMAGEN DIAGNOSTICS, INC.
             (Exact name of registrant as specified in its charter)


             DELAWARE                     1-11700               04-2869857
--------------------------------------------------------------------------------
 (State or Other Jurisdiction of  (Commission File Number)   (I.R.S. Employer
          Incorporation)                                     Identification No.)


                 40 Bear Hill Road, Waltham, Massachusetts 02451
                 -----------------------------------------------
           Address of principal executive offices, including zip code


Registrant's telephone number, including area code: (781) 890-3766
                                                   ----------------

ITEM 5.           OTHER EVENTS.

         On July 2, 1999, the Board of Directors of Hemagen Diagnostics, Inc., a Delaware corporation (the "Corporation"), adopted the following two amendments to the Corporation's bylaws:

         1. Article VII thereof was amended to provide for the mandatory advancement of expenses incurred by Indemnitees (as defined in Article VII of the Bylaws) as permitted by Section 145(e) of the Delaware General Corporation Law.

         2. Article XI thereof was amended to provide that the bylaws may be amended, altered or repealed only by the affirmative vote of the holders of at least two-thirds of the outstanding shares of the common stock of the Corporation.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits.


                  Exhibit Number            Description
                  --------------            -----------
                       3.1                  Amendment to the Bylaws of Hemagen
                                            Diagnostics, Inc.



                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 2, 1999

                                       HEMAGEN DIAGNOSTICS, INC.



                                       By: /s/ Carl Franzblau
                                       Name: Carl Franzblau
                                       Title: Chief Executive Officer